Exhibit 99.2

PIPE Investor Meeting Management Presentation January, 2021 Confidential 1

This investor presentation (this “ Presentation ” ) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “ Business Combination ” ) between ION Acquisition Corp 1 LTD . ( “ ION ” ) and Taboola . com Ltd . (the “ Company ” ) . The information contained herein does not purport to be all - inclusive and none of ION, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or ION . The information contained herein is preliminary and is subject to change and such changes may be material . This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ION, the Company, or any of their respective affiliates . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of ION and the Company and is intended for the recipient hereof only . No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation . Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or ION ’ s or the Company ’ s future financial or operating performance . For example, projections of future Revenue, Adjusted EBITDA and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “ may ” , “ should ” , “ expect ” , “ intend ” , “ will ” , “ estimate ” , “ anticipate ” , “ believe ” , “ predict ” , “ potential ” or “ continue ” , or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by ION and its management, and the Company and its management, as the case may be, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination ; (2) the outcome of any legal proceedings that may be instituted against ION, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto ; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ION, to obtain financing to complete the Business Combination or to satisfy other conditions to closing ; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination ; (6) the risk that the Business Combination disrupts current plans and operations of ION or the Company as a result of the announcement and consummation of the Business Combination ; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees ; (8) costs related to the Business Combination ; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination ; (10) the Company ’ s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments ; and (11) other risks and uncertainties set forth in the section entitled “ Risk Factors ” and “ Cautionary Note Regarding Forward - Looking Statements ” in ION ’ s final prospectus relating to its initial public offering dated October 1 , 2020 and in subsequent filings with the Securities and Exchange Commission ( “ SEC ” ), including the proxy statement relating to the Business Combination expected to be filed by ION . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Neither ION nor the Company undertakes any duty to update these forward - looking statements . Financial Information The financial information contained in this Presentation has been taken from or prepared based on the historical financial statements of the Company for the periods presented . The Company ’ s historical financial information is prepared in accordance with generally accepted accounting principles ( “ GAAP ” ) . Such information has not been audited in accordance with either Public Company Oversight Board ( “ PCAOB ” ) standards . We cannot assure you that, had the financial statements been compliant with Regulation S - X under the Securities Act of 1933 , as amended, and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material . An audit of the Company ’ s financial statements in accordance with PCAOB standards is in process and will be included in the proxy statement relating to the Business Combination . Accordingly there may be material differences between the presentation of the financial information included in the Presentation and in the proxy statement . Disclaimer 2

Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Adjusted EBITDA and certain ratios and other metrics derived therefrom, including free cash flow and ex - TAC Revenue, and related margin measures . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company ’ s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Company ’ s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company ’ s financial condition and results of operations . The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company ’ s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP . This Presentation also includes certain projections of non - GAAP financial measures . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort . Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included . Use of Projections This Presentation contains financial forecasts with respect to the Company ’ s projected financial results, including Revenue and Adjusted EBITDA, for the Company's fiscal years 2020 through 2025 . The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . As discussed under “ Financial Information ” above, all financial information, including the projected information, was prepared in accordance with GAAP . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information or that the prospective financial information will be the same as that presented in the proxy statement related to the Business Combination . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data In this Presentation, ION and the Company rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable . Neither ION nor the Company has independently verified the accuracy or completeness of any such third - party information . You are cautioned not to give undue weight to such industry and market data . This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM , SM , (c) or (r) symbols, but ION and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information In connection with the proposed Business Combination, ION intends to file with the SEC a registration statement on Form F - 4 and/or a proxy statement . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . ION ’ s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about ION, the Company and the Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ION as of a record date to be established for voting on the proposed Business Combination . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC ’ s website at www . sec . gov, or by directing a request to ION at 89 Medinat Hayehudim Street, Herzliya 4676672 , Israel . Participants in the Solicitation ION and its directors and executive officers may be deemed participants in the solicitation of proxies from ION ’ s shareholders with respect to the proposed Business Combination . A list of the names of those directors and executive officers and a description of their interests in ION is contained in ION ’ s final prospectus related to its initial public offering dated October 1 , 2020 , which was filed with the SEC and is available free of charge at the SEC ’ s web site at www . sec . gov, or by directing a request to ION at 89 Medinat Hayehudim Street, Herzliya 4676672 , Israel . Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ION in connection with the proposed Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available . Disclaimer (cont ’ d) 3

PRESENTERS AND SENIOR LEADERSHIP

Taboola

ION
ACQUISITION CORP



Adam Singolda
Founder & CEO

- Founded Taboola over 13 years ago, and has led the Company as its CEO ever since



Stephen Walker
CFO

- 6+ years at Taboola
- Previously held positions in Idealab's New Ventures Group and also led several of Idealab's portfolio companies, including Perfect Market
- Prior experience at Disney & General Electric



Gilad Shany
CEO

- CEO of ION Acquisition Corp. 1 and Managing Partner of ION Crossover Partners (ICP)
- Prior to co-founding ICP, 10 years of experience investing in public and private companies with Baron Capital (NY), and Magma Venture Partners (TLV)



Avrom Gilbert
COO

- President and COO of ION Acquisition Corp. 1
- COO of growth tech companies SimilarWeb & Seeking Alpha.
- 8 years public & private investments, incl. equities analyst with UBS & Venture Capital at Jerusalem Global Ventures.

Taboola

4

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 5

ION - BUILT IN ISRAEL WITH GLOBAL SCALE Q 3 18 ION Crossover Partners 2015 Sovereign Wealth Fund Q 4 18 ION Tech Fund 2006 ION Israel Fund Total AUM: >$ 2 bn Q 4 20 ION Acquisition Corp (SPAC) Crossover, IPO and public markets 6

ION INVESTMENT THESIS – AI - DRIVEN DISRUPTOR IN A MASSIVE MARKET Partnering with management to build Open - Web challenger to Walled Gardens 1 New category: recommendation feeds for Open Web ($64B market) Unique partnership with publishers: exclusive, long term & integrated into code (no 3rd party cookies) 2 Taboola levels playing field for Open Web like Shopify for subscale e - commerce 3 key assets = Scale (516M DAU) + Technology (500 developers) + Advertisers platform (12,000+) 3 Attractive economics: scale, profitability & long term growth horizon $1Bn+ Gross Revenue, >40% on rule of 40, new products & M&A upside 4 I ON is excited to partner with a talented management team we have known for years Tenured team with strong track - record of exceptional execution (1) Revenue paid by Advertisers, before traffic acquisition costs (TAC) paid to Publishers. 7

TRANSACTION SUMMARY ▪ Pro forma enterprise value of $ 2.0 billion ▪ $ 509 million total proceeds consisting of: − $ 259 million from ION Acquisition Corp. 1 Ltd. − $ 200 million in target PIPE proceeds raised at $ 10.00 / share − $ 50 million forward purchase agreement (FPA) at $ 10.00 / share ▪ Existing Taboola shareholders will retain ~ 78 % of the pro forma company ▪ Use of proceeds include cash to balance sheet, which will be used to pursue organic growth strategies and inorganic growth through attractive and opportunistic acquisitions − Up to $ 100 million used for secondary share purchases − Up to an additional $ 150 million can be used to buyback shares ▪ Completion of transaction is expected by Q 2 2021 8

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 9

We Power Recommendations for The Open Web Helping people discover things they may like 10

TABOOLA = SEARCH “ IN REVERSE ” From people looking for information to information looking for people 11

YOU HAVE SEEN TABOOLA BEFORE 12

SOLVING TREMENDOUSLY DIFFICULT TECHNOLOGICAL CHALLENGES Predicting what people might be interested in without the intent data that Google has or the personal data that Facebook has and doing it at massive scale. Data Processed by Taboola AI Daily 3 1 Petabyte CPU Cores 4 400 K+ 1 Trillion 516 M DAILY ACTIVE USERS 1 More than Twitter and Snap combined 2 Monthly Recommendations 5 (1) Daily Active Users measures the 7 - day average number of users exposed to Taboola recommendations (2) Twitter and Snap reported 187 M and 249 M (respectively) in Q 3 - 2020 Earnings reports (3)(4)(5)Source: Company estimates 13

ENABLING PUBLISHERS TO COMPETE WITH WALLED GARDEN BEHEMOTHS WALLED GARDENS 1 Bringing the user data, AI technology and scale of demand to open Web players SOCIAL SEARCH ECOMMERCE OPEN WEB 2 25% 3 (1) Walled Gardens includes other closed platforms including Snap, Twitter, and Netflix (2) Open Web: Digital properties not owned by walled gardens such as websites, apps, games, Connected - TV apps, etc. (3) Percentages reflect time spent on digital media according to company estimates based on eMarketer data. 25% reflects tota l time spent on Open Web properties, not just on Taboola 75 % News sites eCommerce sites Apps / Games CTV 14

TABOOLA CAN CAPTURE THE HIGHLY FRAGMENTED $ 64 B OPEN WEB MARKET 1 SOCIAL SEARCH ECOMMERCE RECOMMENDATIONS ENGINE Open Web App Install Video Banners Affiliates (1) Jounce Media, 2020 Market Outlook Report 15

E - COMMERCE TABOOLA IS FOR ADVERTISING WHAT SHOPIFY IS FOR E - COMMERCE ADVERTISING 16

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 17

FULL TECH STACK FOR PUBLISHERS: MISSION CRITICAL FOR THE OPEN WEB Engagement Engaging users by recommending organic content Monetization Monetizing with non - interruptive, native ads Audience Driving quality audiences from across the network $ 2 B+ Paid To Publishers Over 3 Years 1 (1) See Appendix for historical annual Traffic Acquisition Costs (TAC) Empowering editorial teams with actionable data insights 18

THAT ’ S WHY TABOOLA GETS LONG - TERM, EXCLUSIVE PARTNERSHIPS WITH PUBLISHERS • 120 % NDR in 2020 1 • 9,000 publishers • Global Publishers on a 5 + Year Contract with Taboola (1) Source: Company Data. Reported dollar - based net retention rate ( “ NDR ” ) is the simple arithmetic average of our monthly dollar - based net retention rate for the last twelve months. We calculate our dollar - based net retention rate by comparing our revenues from the same set of customers in a given month, relative to the comparable prior - year period. Dollar - based net retention rate for a given month is the revenues in that month from customers that generated revenues in the same month of the prior year divided by the revenues attributable to that same group of customers in the prior - year month. Current period revenues include any upsells and are net of contraction or attrition over the trailing 12 months, but exclude revenues from new customers in the current period. “ NBC News Group is excited to continue working with Taboola to expand the reach of our content and continue driving our already impressive growth. We recognize the value of Taboola ’ s technology and their ability to drive meaningful engagement with NBC News content, especially at a time when competition for user attention is at an all - time high. ” - Elisabeth Sami, SVP of Global Strategy and Business Development for NBC News Group 19

ADVERTISERS CHOOSE TABOOLA FOR THE OPEN WEB • Massive reach – 516 M Daily Active Users • Performance focus with measurable ROI • Brand safe ad placements • Target ads based on what people truly care about Largest advertiser is 3 % of total ad spend 10 th largest advertiser is 1 % of total ad spend 1 101 % Net Dollar Retention over last 8 quarters 2 (1) Source: Company Data (2) Last 8 quarters, excluding Q 2 - 2020 due to expected one - time impact of COVID - 19 Time 20

- Zach Jacobs, Director of Marketing at Mack Weldon “ Mack Weldon is a digitally native — growth focused — menswear startup brand that designs and delivers premium basics for men. As a performance marketer I ’ m constantly looking for new ways to create awareness for our products while growing our customer base cost efficiently. With Taboola, we more than doubled down on content marketing this year and grew our campaigns to drive thousands of customers every month. Recently, we found especially high - converting audiences on Taboola ’ s Data Marketplace. Targeting those audiences gave us greater scale and drove more purchases on sites that either previously did not convert or converted at too high of a cost. ” Taboola drives discovery and purchases of premium basics for men. Discovering Direct - To - Consumer Brands on Taboola 21

- Gahee Lee, Digital Sales Section Manager, Samsung Life Insurance “ We built a website to sell our insurance product online. To drive more sign ups, we started running digital campaigns. To encourage sign - ups, the completion of our quote calculator was the most important behavior. Taboola hugely contributed in expanding our strategy to new digital channels, and helped is gain more online customers. ” Generating Quality Leads for Samsung Life Insurance with Taboola 22

MARKETPLACE BUSINESS MODEL AI - Powered Biddable Marketplace Advertisers place bids to appear on Taboola and pay per click/view Taboola shares ad revenue with Publishers $ $ $ $ $ $ $ $ 23

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 24

INVESTMENT HIGHLIGHTS ● The Open Web is a massive category ● Taboola ’ s technology is resilient to the future disappearance of third - party cookies ● Product - led growth fueled by a network effect ● Platform advantage driven by Taboola ’ s technology ● Numerous paths to accelerate growth ● Proven, founder - led management team ● Superior financial profile with recurring revenues, scale, and profitable growth 1 2 3 4 5 6 7 (1) Source: Company estimates 25

• Exclusive relationships with publishers: predictable supply • Product - led growth: powering recommendations (vs. optimizing impressions) • Direct relationships with 10 K+ advertisers TABOOLA IS POISED TO CAPTURE THE $ 64 B OPEN WEB MARKET The Open Web Audience Network Amazon DSP Source: Original Image: “ State of the Open Internet ” by Jounce Media, January 2020 , Modified to reflect Taboola as part of The Open Web 1 26

2 TABOOLA TECH IS BUILT FOR A COOKIE-LESS WORLD

- **Taboola has its own 1st party cookie -** recommending personalized editorial content enables serving our own 1st party identifier

- **Unique readership context -** deep access to the context of the page, allowing advertisers to target context (vs. "3rd party cookie behavior")

- **People click on Taboola recommendations tens of billions of times a year[1] -** re-hashing Taboola identifier across websites

Taboola's strong RPM performance despite 3rd party cookies being blocked in the industry for years:
- Apple started blocking 3rd party cookies in 2017
- Firefox, Edge, etc are also blocking 3rd party cookies
- GDPR launched in 2018
- CCPA launched in 2019



Mobile - Chrome
Mobile - Safari
Real RPM
1/10/2019
1/1/2020
1/4/2020
1/7/2020
1/10/2020

Taboola

(1) Source: Company data. Clicks represent total clicks on Taboola recommendations, including paid advertisements ("sponsored content") and editorial ("organic") content

27

PRODUCT - LED GROWTH WITH A BUILT - IN NETWORK EFFECT 3 More Publisher Partners More Users Reached , More Often More User Data Gathered Higher Yield (Better Results for Advertisers and Publishers) 28

PLATFORM ADVANTAGE DRIVEN BY INVESTMENT IN TECH 500 R&D staff 100 in Algo & Data $ 100 M Annual R&D Investment 4 Source: Company data, 2021 estimates 29

5 RECOMMENDING *ANYTHING, ANYWHERE*
A MULTI BILLION DOLLAR GROWTH ENGINE

Taboola

Core Business

$1B+ in 2020 & Growing Rapidly[2]

$10M’s in 2020[1]

ANYWHERE

Taboola News
(mobile carriers, device manufacturers, CTV...)





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$10M’s in 2020[3]

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(TV ads, eCommerce, app downloads, gaming...)



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Taboola

Note: Financial models take into consideration only the core business

(1)(2)(3)Source: Company data, Gross Revenue

30

GROWTH CASE STUDY: CONVERTMEDIA ACQUISITION 5 2016 $ 20 M Annual Run Rate 1 Acquired ConvertMedia 2020 +$ 90 M Technology Integration & Go - To - Market 31 (1) Annual run - rates are expressed in Gross Revenue 31

PROVEN, FOUNDER - LED MANAGEMENT TEAM 6 Kristy Sundjaja 1 year at Taboola SVP, People Operations Ran Buck 7 years at Taboola SVP, Global Revenue Aviv Sinai 13 years at Taboola SVP, R&D Adam Singolda 13 years at Taboola Founder & CEO Eldad Maniv 8 years at Taboola President & COO Stephen Walker 6 years at Taboola CFO Lior Golan 11 years at Taboola CTO 32

FINANCIAL HIGHLIGHTS 7 WE POWER RECOMMENDATIONS FOR THE OPEN WEB $ 1.2 B Gross Revenue $ 379 M ex - TAC $ 106 M Adj. EBITDA $ 160 M Raised to date $ 200 M+ on the balance sheet 1 2 0 2 0 EST. 33 (1) Cash Balance as of 11 / 30 / 2020 33

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 34

TABOOLA FOCUSES ON PROFITABLE GROWTH UPSIDE IN OUR MODEL • Growth from Core Open Web business only • Conservative growth assumed for existing base • Additional upside from existing growth initiatives and inorganic PROFITABLE GROWTH Rule of 40 Business (1) Adj. EBITDA Margin = Adj. EBITDA / ex - TAC Revenue (1) LONG - TERM MODEL • 20%+ ex - TAC Revenue Growth • 30%+ Adj. EBITDA Margin 35

2019 METRICS WERE INFLUENCED BY OUR INVESTMENT STRATEGY In 2019 , Taboola made the decision to invest $ 60 million in long - term partnerships with a number of very large, brand name publishing networks 1 Given that investment, Adj. EBITDA margin (% of ex - TAC) was 11.5%... 2018 A 2019 A 2020 E 27.8% 23.8% 11.5% … Without that investment, Adj. EBITDA margin would have been 26.4% 2018 A 2019 A 2020 E 27.8% 23.8% 26.4 % In 2020 that investment has paid off as Adj. EBITDA margins are above 27% - higher than historical trends (1) "Invest ” means initial losses on these publisher networks plus management ’ s estimate of margin lost on other publishers due to lower yields as demand was spread thinner. 36

COVID - 19 IN 2020 PROVED THE RESILIENCY OF OUR MODEL • COVID - 19 / Recession Dip Strong Recovery Real RPM 1 Leaving 2020 stronger than we entered with sustainably higher profitability Sustainable yield increase, driving higher margins • Worked with publisher partners to optimize for yield • Signed more advertisers seeking consumers digitally • Dramatic improvements in algorithms Reset cost base • Hiring freeze permanently “ right sized ” organization (sustainable) • Reduced travel, real estate and overhead (partially sustainable) Relentless Focus on Yields … … Combined with Historically Low Costs 1 . 2 . 1 . 2 . (1) Real RPM (revenue per mille) is normalized measure of RPM performance that controls for changes in RPM due to traffic shift s. (2) Cash Expenses is the difference between Adj. EBITDA and exTAC Revenue. 2019 is adjusted to reflect an ex - TAC margin of 24.7 % as detailed on the previous slide. 37

GROWTH DRIVEN BY CORE OPEN WEB INSTALLED BASE New Publisher Supply in Open Web • Historically 15 % new supply growth • Projecting 8 - 11 % going forward Net Dollar Retention Growth Has Two Elements • Improvements in yield (RPM) • More supply from existing publishers • Projecting 101 - 103 % net dollar retention - historically 110 - 120 % Continued growth from new supply... … helps provide fuel for growth from a strong installed base. 1 . 2 . 1 . * Reported dollar - based net retention rate is the simple arithmetic average of our monthly dollar - based net retention rate for t he last twelve months. We calculate our dollar - based net retention rate by comparing our revenues from the same set of customers in a given month, relative to the comparable prior - year period. Dollar - based net retention rate for a given month is t he revenues in that month from customers that generated revenues in the same month of the prior year divided by the revenues attributable to that same group of customers in the prior - year month. Current period revenues include any upsells and are net of contraction or attrition over the trailing 12 months, but exclude revenues from new customers in the current period. Outlier 38 2 .

P&L SUMMARY: FORECASTS SHOW OUR PROFITABLE GROWTH PLANS $ 106 M $ 379 M $ 127 M $ 445 M $ 143 M $ 516 M 16 % ex - TAC Revenue Growth 1 27%+ Adj EBITDA Margin 17%+ Adj EBITDA Growth 2 80%+ Adj. Gross Profit Margin 3 (1),(2) Growth rates reflect 2020 - 2023 CAGR (3) Adj. Gross Profit Margin is calculated as a percentage of ex - TAC revenue ADJ. EBITDA ($ in millions) ex - TAC ($ in millions) 2020 E 2021 E 2022 E 39

AGENDA • Introduction • Overview • About Taboola • Investment Highlights • Financial Information • Valuation & Comparables 40

TRANSACTION SUMMARY Notes (1) Total shares includes 201.1 million rollover equity shares, 25.9 million ION public shares, 20.0 million shares from PIPE, 6.5 million ION founder shares and 5.0 million FPA shares. Excludes dilution from 12.4 million public and private placement warrants struck at $ 11.50 . Assumes no redemptions. (2) Based on management estimates -- cash on balance sheet includes unrestricted cash and marketable securities of $ 196 million as of April 26 , 2021 plus $ 389 million of proceeds from the transaction, which assumes $ 100 million of secondary share purchases, though there may be less. (3) Excludes investment in PIPE. (4) Assumes no redemptions Values shown assuming $ 10.00 per IACA share for illustrative purposes; does not include impact of the public and sponsor out - of - the - money warrants. Pro Forma Ownership 41 (3)

VALUATION FRAMEWORK Mid - Cap Advertising Technology • Funded by digital marketers / advertisers looking for new customers • Similar scale • Funded by digital marketers / advertisers looking for new customers • Recurring revenues • B 2 B - oriented solutions that are consumer focused • Support marketers / advertisers looking for new customers Advertising Technology Majors Marketing Technology Primary Secondary 42

VALUATION METRICS



Mid-Cap Advertising Technology
Advertising Technology Majors
Marketing Technology
Taboola
digital turbine.
Magnite
MediaAlpha
PubMatic
theTradeDesk
EV/ Revenue
EV/ Adj. EBITDA
Adj. EBITDA Multiple /Adj. EBITDA Growth
4.5x
3.9x
15.1x
11.7x
11.9x
10.3x
'21 Median: 15.1x
'22 Median: 11.7x
25.9x
19.2x
8.7x
7.3x
35.1x
27.3x
'21 Median: 8.1x
'22 Median: 6.9x
11.9x
9.4x
'21 Median: 9.9x
'22 Median: 8.2x
10.4x
8.7x
15.7x
14.0x
61.7x
46.6x
60.1x
46.2x
'21 Median: 52.4x
'22 Median: 38.3x
44.7x
30.3x
33.0x
25.6x
NM
NM
'21 Median: 14.6x
'22 Median: 12.4x
19.6x
16.3x
'21 Median: NM
'22 Median: 46.1x
NM
46.1x
0.8x
1.1x
1.2x
1.4x
1.2x
1.5x
'21 Median: 2.0x
'22 Median: 1.2x
3.8x
0.6x
2.7x
0.9x
NM
NM
'21 Median: 0.8x
'22 Median: 0.7x
0.9x
0.8x
'21 Median: NM
'22 Median: 0.7x
NM
0.7x

CY21:
CY22:

Source: Wall Street research, filings and FactSet as of 1/7/2021.
Note: Taboola figures calculated using ex-TAC revenue.
Figures for Alphabet, MediaAlpha, Magnite, PubMatic and Trade Desk calculated on a ex-TAC equivalent revenue basis.
Data for Advertising Technology and Marketing Technology represents means.
Advertising Technology Majors: Alphabet, Facebook, Twitter.
Marketing Technology: HubSpot, Medalia, LiveRamp, LivePerson, SVMK and Yext.

43

OPERATIONAL METRICS



Mid-Cap Advertising Technology
Advertising Technology Majors
Marketing Technology
Taboola
digital turbine
Magnite
MediaAlpha
PubMatic
theTradeDesk
Revenue Growth
Adj. Gross Profit Margin
Adj. EBITDA Margin
16%
16%
36%
30%
24%
16%
’21 Median: 24%
’22 Median: 28%
23%
35%
20%
20%
34%
28%
’21 Median: 23%
’22 Median: 19%
26%
22%
’21 Median: 21%
’22 Median: 20%
20%
19%
82%
44%
69%
’21 Median: 69%
94%
68%
74%
’21 Median: 65%
68%
’21 Median: 75%
76%
29%
25%
20%
’21 Median: 27%
58%
27%
32%
’21 Median: 37%
34%
’21 Median: 10%
8%
CY21:
CY22:

Source: Wall Street research, filings and FactSet as of 1/7/2021.
Note: Taboola figures calculated using ex-TAC revenue.
Figures for Alphabet, MediaAlpha, Magnite, PubMatic and Trade Desk calculated on a ex-TAC equivalent revenue basis.
Data for Advertising Technology and Marketing Technology represents means.
Advertising Technology Majors: Alphabet, Facebook, Twitter.
Marketing Technology: HubSpot, Medalia, LiveRamp, LivePerson, SVMK and Yext.

Taboola

44

Thank you. 45 45

APPENDIX 46

OUR MODEL IN A NUTSHELL 47 Page views RPM Gross revenue (1) Traffic Acq Cost (Value to publishers) ex - TAC Revenue (2) Cost of Revenues Gross profit R&D S&M G&A Operating Income 799 bn $ 1.14 $ 909 ($ 627 ) $ 282 ($ 48 ) $ 234 ($ 73 ) ($ 110 ) ($ 34 ) $ 17 $ 1.00 ( 100%) ($ 0.69 ) $ 0.31 ($ 0.05 ) $ 0.26 ($ 0.08 ) ($ 0.12 ) ($ 0.04 ) x = – = – = – – – = Model components: Sample inputs / financials: Illustrative Taboola economics: (1) Revenue paid by Advertisers, before traffic acquisition costs (TAC) paid to Publishers. (2) Revenue to Taboola after TAC paid to Publishers. Adjusted EBITDA $ 67 Dep, Amort, Stock Based Comp, One - Time $ 50 + = 47

KEY MODEL ASSUMPTIONS Operating costs: ($ in millions) Operating margin (% of ex - TAC revenue) Operating income ($ in millions) REVENUE (ex - TAC) ▪ Historically, Taboola grew 20%+ (CAGR ’ 17 A - ’ 20 E) ▪ In 2020 , Taboola will generate ~$ 379 million ex - TAC ▪ Conservatively modeled ~ 16 % growth, doubling ex - TAC in 5 years ADJUSTED EBITDA ▪ $ 106 million in 2020 and growing faster than ex - TAC Revenue ▪ > 25 % of ex - TAC Revenue ( 2020 E) ▪ Rule of 40 : ex - TAC growth + Adj. EBITDA Margin always above 40 % COST ASSUMPTIONS ▪ Return to “ normal ” operations and cost basis in H 1 2021 (conservative) ▪ Two primary costs (headcount and hardware / IT) grow commensurate with revenue growth 48 ( 6.4%) 8.9% ( 10.1%) 6.6% 10.4% ($ 19 ) $ 34 ($ 45 ) $ 34 $ 62

HISTORICAL & PROJECTED REVENUE Gross revenue margin YoY growth 49

P&L SUMMARY ADJ. EBITDA MARGIN ▪ Return to “ normal ” operations and cost basis in H 1 2021 ▪ Investing in serving infrastructure and Algo beginning 2021 ▪ IPO readiness costs added starting 2021 LONG - TERM EX - TAC REVENUE GROWTH ▪ Current Model only forecasts growth from Core Business ▪ Long - Term Growth of 20%+ includes core business growth, inorganic and existing growth initiatives 50

2020 / 2021 QUARTERLY FINANCIALS Note: dollar values in this table reflect rounded values; growth and margin calculations are based on exact values calculated to nine decimal places 51

ADJUSTED EBITDA RECONCILIATION 52

ADJUSTED EBITDA RECONCILIATION 53

ex - TAC Revenue Reconciliation 54

ex - TAC Revenue Reconciliation 55

FREE CASH FLOW (1) Adj. EBITDA Plus the change in working capital reflects the net cash provided by operating activities. (1) 2021 Free Cash Flow Reduced by Plan To Invest in Two Areas: 1) Purchase of $ 30 M of servers beyond “ normal ” levels as part of investment in algorithmic yield improvements 2) Plan to remodel offices globally for post - COVID work environment 56

CONSOLIDATED BALANCE SHEET ($ in millions) As of Dec 31, 2019 As of Sept 30, 2020 Cash $ 122 $ 189 Total Assets $ 412 $ 414 Total Liabilities & Convertible Shares $ 402 $ 386 Accumulated Deficit $ (37) $ (31) Additional Paid - in - capital $ 47 $ 59 Total Stockholders' Equity $ 10 $ 28 57

TABOOLA PROTECT Ongoing monitoring of the network and removal of undesirable content and actors. 30 + Reviewers 24 / 5 manual review + 14 h per day on weekends 24 / 7 automated review - Taboola automations including AI tools 13 Languages English, Danish, Swedish, Norwegian, Spanish, Portuguese, German, French, Hebrew, Japanese, Korean, Dutch, Italian 500K+ Items reviewed every week CONTENT / ADS CONTENT REVIEW TEAM Manual Review Automated Review Labeling REJECTED ACCEPTED Go Live QUALITY CONTROL Manual Content Sweep Internal & External Automated Scans + + 58 58